UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 9, 2017

(Date of earliest event reported)

Ooma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37493	06-1713274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1880 Embarcadero Road

Palo Alto, CA 94303

(Address of principal executive offices, including zip code)

(650) 566-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 9, 2017, Ooma, Inc., a Delaware corporation (the “Company”) and entities affiliated with Worldview Technology Partners (the “Selling Stockholders) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and JMP Securities LLC as representatives of the underwriters named in the Underwriting Agreement (the “Underwriters”), pursuant to which the Selling Stockholders agreed to sell to the Underwriters 2,861,290 shares of the Company’s common stock, par value $0.0001 per share, at a public offering price of $8.85 per share. Under the terms of the Underwriting Agreement, the Selling Stockholders granted the Underwriter a 30-day option to purchase up to an additional 429,193 shares of the Company’s common stock. The offering is expected to close on March 15, 2017, subject to customary closing conditions.

The offering is being made pursuant to a prospectus supplement dated March 9, 2017, which was filed with the U.S. Securities and Exchange Commission (the “Commission”), pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended, in connection with the Company’s registration statement on Form S-3 (File No. 333-215155) that was filed with the Commission on December 16, 2016 and declared effective on December 27, 2016 by the Commission (the “Registration Statement”) and the related prospectus dated December 27, 2016.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company and the Selling Stockholders and customary indemnification obligations of each of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1.

The Company issued press releases on March 9, 2017 and March 10, 2017 announcing the commencement of the offering and the pricing of the offering, respectively, which press releases are attached as Exhibits 99.1 and 99.2, respectively, to this report.

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Such forward-looking statements include statements about the Company’ expectations with respect to the completion of the offering by the Selling Stockholders. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the proposed offering, as well as risks and uncertainties inherent in the Company’ business, and other risks detailed in the Company’ public periodic filings with the Commission, including our Form 10-K for the year ended January 31, 2016 filed with the Commission on April 13, 2016 and our Form 10-Q for the quarter ended October 31, 2016 filed with the Commission on December 9, 2016 and other filings, which can be found at the Commission’s website www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as may be required by applicable law. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of March 9, 2017 by and among the Company, Credit Suisse Securities (USA) LLC, JMP Securities LLC, and entities affiliated with Worldview Technology Partners.

99.1	Press Release dated March 9, 2017

99.2	Press Release dated March 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OOMA, INC.

Date: March 14, 2017

	By:	/s/ Spencer D. Jackson
	Name:	Spencer D. Jackson
	Title:	Vice President, General Counsel and Secretary